                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. ___-_____) of our report dated April 17, 2001 included in Amendment No. 1 on Form 10-K/A to NeoTherapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ARTHUR ANDERSEN LLP


Orange County, California
May 8, 2001